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                                                                   Exhibit 24.1

                                POWER OF ATTORNEY

         Each of the undersigned members of the Board of Managers of Great Plains Ethanol, LLC, whose signature appears below hereby constitutes and appoints Brian Minish, such person's true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such person and in such name, place and stead, in any and all capacities, to sign the Registration Statement on Form SB-2 of Great Plains Ethanol, LLC and any or all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462 (b) under the Securities
Act), and to file the same, with all exhibits hereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form SB-2 has been signed by the following persons in the capacities indicated on January 15, 2001.

/s/ Dwayne Atkins                                 /s/ John A. Ludens
---------------------------------                 -----------------------------
Dwayne Atkins, Manager                            John A. Ludens, Manager


/s/ Jeff Broin                                    /s/ Mark Miller
---------------------------------                 -----------------------------
Jeff Broin, Manager                               Mark Miller, Manager


/s/ Darrell Buller                                /s/ Jim Rand
---------------------------------                 -----------------------------
Darrell Buller, Manager                           Jim Rand, Manager


/s/ Steve Christensen                             /s/ Dennis Schrag
---------------------------------                 -----------------------------
Steve Christensen, Manager                        Dennis Schrag, Manager


/s/ Dennis Hardy                                  /s/ Paul Shubeck
---------------------------------                 -----------------------------
Dennis Hardy, Manager                             Paul Shubeck, Manager


/s/ Rich Horton                                   /s/ Steve Sinning
---------------------------------                 -----------------------------
Rich Horton, Manager                              Steve Sinning, Manager


/s/ Darrin Ihnen                                  /s/ Dan Viet
---------------------------------                 -----------------------------
Darrin Ihnen, Manager                             Dan Viet, Manager


/s/ David Lambert
---------------------------------
David Lambert, Manager